                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                        --------------------------------


                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 14 (D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of Earliest Event Reported): December 7, 1998


                                 ShoLodge, Inc.
             (Exact name of registrant as specified in its charter)

                                    Tennessee
                         (State or other jurisdiction of
                         incorporation or organization)


       9-19840                                           62-1015641
(Commission File Number)               (I.R.S. Employer Identification Number)



                             130 Maple Drive, North
                               Hendersonville, TN
                     (Address or principal executive office)

                                      37075
                                   (Zip code)

                                  615-264-8000
                         (Registrant's telephone number)

Item 4.  Changes in Registrant's Certifying Accountant

         On December 7, 1998, the Board of Directors and the Audit Committee of the Company approved the engagement of Ernst & Young LLP as its independent auditors for the fiscal year ending December 27, 1998.

         The Company did not consult with Ernst & Young LLP during the fiscal year ended December 29, 1996, the fiscal year ended December 28, 1997 or during the subsequent interim periods since 1997 with respect to the application of accounting principles, the type of audit opinion that might be rendered on the Company's financial statements or any matter that was the subject of a disagreement or reportable event with the Company's former auditors.

         The Company has requested Deloitte & Touche LLP to furnish a letter stating whether it agrees with the above statements. A copy of that letter, dated December 8, 1998 is filed as Exhibit 7.1 to this Form 8-K.


Item 7. Financial Statements and Exhibits

         7.1 Letter from Deloitte & Touche LLP to the Registrant dated December 8, 1998



                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


         Dated: December 8, 1998                   SHOLODGE, INC.

                                                   By: /s/ Leon Moore
                                                      ------------------------
                                                      Leon Moore
                                                      President